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                                       8-K
                                   EXHIBIT -1

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT & PLAN FOR MERGER ("Agreement") is made and executed by and between COMPOSITE SOLUTIONS, INC., a Florida corporation, (herein referred to as "CSI") and the persons signing below as the "SHAREHOLDERS OF TRANS-SCIENCE CORPORATION", a California corporation, (herein respectively referred to as TSC Shareholders and that corporation as "TSC").


                                    ARTICLE I

                                EXCHANGE OF STOCK

     1.0.1 CONVEYANCE OF STOCK OF TSC: At the closing of this Agreement, the TSC Shareholders shall cause to be duly endorsed and delivered to CSI certificates for One Hundred Percent of the issued and outstanding shares of stock of TSC as legally held by all shareholders of TSC. Those assignments shall effect total, complete, absolute and unconditional conveyance of those shares in its own name, free and clear of any liens, encumbrances, assessments, restrictions, covenants or obligations whatsoever.

     1.0.2 ISSUANCE OF CSI STOCK: Upon that closing, CSI shall issue and deliver to the current shareholders certificates for a total of 953,371 shares of CSI common stock. Those shares shall be issued so that for each share of stock of TSC which the transferring TSC shareholder now holds and is transferring to CSI, that respective TSC shareholder shall receive 437.929 shares of CSI common stock represented by those certificates shall be deemed as fully paid and nonassessable and shall be free and clear of any liens, encumbrances and assessments and, except only as specifically provided in Section 2.02 below, shall be free from any restrictions, covenants or other obligations whatsoever.


                                   ARTICLE II

                            NATURE OF THE CSI SHARES

     2.0.1 NATURE OF STOCK: The parties hereto acknowledge that the shares of CSI stock to be issued under Section 1.0.2 have not been, and upon issuance will not be, registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (the "Securities Act") nor will that stock be registered with the securities agency of any state of the United States. Instead, that stock shall be issued under an appropriate exemption from registration under the Securities Act as well as from qualification under California Corporate Securities Law.

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     2.0.2 LEGENDS TO APPEAR ON CERTIFICATES: Each certificate for those newly issued shares of CSI stock will be issued under an appropriate exemption from that Regulation D of the Rules & Regulations of the Securities & Exchange Commission and Section 25102(f) of the California Corporate Securities Law will contain the following legend stamped prominently upon that certificate:

     The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933. In any event, the shares cannot be sold or transferred prior to June 23, 2001.

     It is unlawful to consummate a sale or transfer of these securities, or any interest therein, or to receive any consideration therefore, without the prior written consent of the commissioner of corporation of the state of California, except as permitted in the commissioner's rules.

     2.0.3 ACKNOWLEDGEMENTS UNDER REGULATION D: At the time of closing of this agreement and as a condition precedent to the delivery of the CSI stock certificates under Sections 1.0.2, each of those persons or entities to receive their respective certificate will be required to acknowledge and represent as follows:

     A. That the person or entity is acquiring those shares for investment purposes only and is not acquiring or receiving that stock with a view or intent or for the purpose of the sale or alienation thereof except as provided and permitted by applicable state and federal securities laws, rules and regulations and particularly the Securities Act and the rules and regulations promulgated thereunder.

     B. That the person or entity understands that those shares are not being registered under the Securities Act of 1933, as amended, or any state securities law.

     C. That the shareholder specifically acknowledges that those securities have not been registered under the U.S. Securities Act of 1933, as amended, or under the securities laws of Florida, California or any other state and that, as unregistered securities, the Common Stock acquired hereunder cannot be resold inside the United States except when Registered with the Securities & Exchange Commission or done in compliance with the provisions of Rule 144 of the Rules & Regulations of the United States Securities & Exchange Commission.

Additionally, such shareholder will be required to make such acknowledgement as CSI management shall deem appropriate with respect to the securities laws, rules and regulations of the state within which such shareholder resides and/or such stock is offered and delivered.

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                                   ARTICLE III

                      REPRESENTATION AND WARRANTIES BY CSI

     To induce TSC to enter into this Agreement, CSI hereby represents and warrants to the Shareholders of TSC as follows:

     3.01 ORGANIZATION: CSI is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Florida. It has the corporate power and authority to carry on its business as now being conducted and as contemplated to be conducted upon the acquisition of controlling interest in TSC.

     3.02 MINUTE BOOKS: The minute book of CSI contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (including any committees of the Board) or any committee created pursuant to any employee benefit plan of CSI. CSI's files which accompany those books and records and contain all proxies filed at any meeting of shareholders and copies of notice and, when required, proof of service of such notices as required by applicable corporate law and CSI's own By-Laws.

     3.03 CAPITALIZATION: The authorized capital stock of CSI consists of 50,000,000 shares of a common stock having a par value of $0.0001 and 10,000,000 shares of preferred stock having a par value of $0.0001. At the time of closing and after a forward split of the stock, there are 10,868,333 shares common stock issued and outstanding. CSI has no preferred shares issued or outstanding nor has it ever authorized the issuance of any such shares. Neither does CSI have any of its shares held by its treasury.

     3.04 THE SHARES: All of CSI's issued and outstanding shares of capital stock have been duly authorized, are validly issued and outstanding, are fully paid and non-assessable, and have no liability attached to the shareholders thereof. Those Company shares are legally and equitably owned by the persons set forth on CSI's Shareholder List as those appear in the offices of Interwest Transfer Co., 1981 East Murray Holiday Road , Suite 100, Salt Lake City, Utah 84117, which is CSI's duly appointed stock registrar and transfer agent. Except for restrictions required by applicable securities laws, all such shares are free and clear of any and all restrictions, liens, claims, covenants or encumbrances or rights or rights of third parties of any nature whatsoever.

     3.05 NO WARRANTS, OPTIONS OR RIGHTS: Since its incorporation, CSI has not issued, delivered, or agreed to issue or deliver to any person any shares of stock (except as set forth in the foregoing paragraph 3.03 of this Agreement), bonds or other corporate securities (whether authorized but unissued or held in treasury) or granted to any person or entity any options, warrants or other rights calling for the issuance thereof.

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     3.06 CALLS OR COMMITMENTS REGARDING SHARES: There are no existing options, warrants, calls or commitments on the part of CSI or its shareholders of any character relating to CSI's common or preferred shares except those reserved for under the CSI Employee Stock Option plan totaling 115,000. No voting agreements or restrictions of any kind affect the rights of any of CSI shares or the holders thereof. Except as herein specifically provided, no consent or approval is necessary for the assignment and transfer of those shares and the conveyance thereof.

     3.07 SECURITIES LAWS: All issuances of CSI's shares were made in full compliance with applicable federal and state securities laws, codes, rules and regulations and all required filings were timely filed with the Securities & Exchange Commission and applicable state securities commissions and agencies. CSI has also filed with the Securities and Exchange Commission a Form 10-SB, on July 14, 1998, which filing became effective on September 16, 1998. The comment period on that filing was completed on December 14, 1998. All Form 10-QSB Filings, as well as the annual 10-KSB filings have been timely filed, contain information which is true, complete and accurate in every material respect and contained no material omissions.

     3.08 FINANCIAL STATEMENTS: CSI's financial statement appearing in its most recent Form 10QSB filing, together with the notes thereto, (i) are in accordance with CSI's true books and records: (ii) present fairly the financial position of CSI as of such dates, and its results of operations and changes in financial position for the respective periods indicated; and (iii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as might be specifically indicated therein.

     3.09 LITIGATION-CLAIMS: There are no claims, litigation, actions, suits, investigations or proceedings pending or, to the knowledge of CSI's officers and directors, threatened against or affecting CSI or its future properties or business, at law or in equity, or before or by any government department, commission, board, bureau, agency or instrumentality, domestic or foreign order, decree, ruling or directive.

     3.10 ABSENCE OF CERTAIN PAYMENTS: Neither CSI nor any of its current or past officers, agents, directors, employees or other persons associated with or acting on behalf of any of it, has used any funds of CSI for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activities, or made any direct or indirect unlawful payment to government officials or employees (foreign or domestic) from corporate funds, or established or maintained any unlawful or unreported funds.

     3.11 COMPLIANCE WITH LAWS: CSI has complied with, and is not in violation of any federal, state, local or foreign statute, law, code, rule or regulation with respect to the conduct of its business, the ownership or operation of its properties, or the sale or purchase of its securities or disclosure to shareholders which violation might have a materially adverse effect on the business, financial condition or earnings of CSI.

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     3.12 ACCURACY AT CLOSING: All representations and warranties of CSI herein made will be true and correct as of the closing date as though such representations and warranties were then made in exactly the same language by CSI at that time.


                                   ARTICLE IV

                      REPRESENTATION AND WARRANTIES BY TSC

     To induce CSI to execute this Plan and Agreement, the Shareholders of TSC, acting both jointly and severally, hereby represent and warrant unto CSI as follows:

     4.01 ORGANIZATION: TSC is a company duly organized, validly existing and in good standing under the laws of the State of California, has no restriction on its corporate power and authority to own or lease its properties and to carry on its business as contemplated in the further development and commercial distribution of the TSC and related technologies.

     4.02 CAPITALIZATION: TSC has issued and outstanding a total of 2,177 shares of its stock, all of which are duly authorized, validly issued, fully paid and nonassessable, and no liability attaches to the holders thereof. Those shares are held by those shareholders in such amounts as are set forth in the attachment to this Agreement. There are no restrictions contained in the Articles of Incorporation or By-Laws of TSC upon the rights of its shareholders to sell or otherwise alienate their shares as herein contemplated. All of TSC's issued and outstanding shares of capital stock have been duly authorized, are validly issued and outstanding, are fully paid and non-assessable, and no liability attached to the holders thereof. There are no other existing shares, options, warrants or rights granted or authorized for TSC common or preferred shares and there are no commitments to authorize or issue any options, warrants or rights to such stock.

     4.03 MINUTE BOOKS: The minute book of TSC contains complete and accurate records of meetings and other corporate actions of the shareholdings and the Board of Directors.

     4.04 FINANCIAL STATEMENTS: A copy of the unaudited financial statement of TSC for the period ending May 31, 2000, consists of TSC's balance sheet, statement of income and shareholder's equity for the period then ended. All such financial statements, together with the notes thereto, (i) are in accordance with TSC's true books and records; (ii) present fairly the financial position of TSC as of such dates, and its results of operations and changes in financial position for the respective periods indicated; and (iii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as might be specifically indicated therein.

     4.05 ABSENCE OF UNDISCLOSED LIABILITIES: TSC has no material liabilities or obligations, either accrued, absolute, contingent or otherwise, including, without limitation, liabilities for local or foreign taxes or custom duties, except as reflected on the TSC balance sheet, including the notes hereto. TSC does not know, nor has any

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reasonable grounds to know, of any basis for the assertion against TSC of any claim of any nature or amount not fully reflected or reserved against in the balance sheet of TSC referred to above as the balance sheet date.

     4.06 LITIGATIONS - CLAIMS: There are no claims, litigation, actions, suits, investigations or proceedings pending or, to the knowledge of the TSC, threatened against or affecting TSC or its properties or business, at law or in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, which if determined adversely would have a material adverse effect on the business or financial conditions of TSC, or the ability of TSC to carry on its business as contemplated by this transaction.

     4.07 ACCURACY AT CLOSING: All representations and warranties of TSC herein made will be true and correct as of the closing date as though such representations and warranties were then made in exactly the same language by TSC. As of the closing date, TSC will have performed and complied with all covenants and conditions required to be performed or complied with by it at or before such time by this Agreement.


                                    ARTICLE V

                       ACTIONS PENDING CLOSING TERMINATION

     5.01 ACCESS TO INFORMATION: From the date of execution hereof until closing, each party shall provide to the other sufficient and reasonable access to any and all records, books, documents, instruments, financial accounts and records, bank accounts, customer accounts, tax records, title documents and all other information whatsoever, necessary to verify the representations and warranties herein made. If requested, a certificate of authenticity of these documents will be provided by the secretary or president of the respective parties.

     5.02 AUDITS AND EXAMINATIONS: Each party shall have the right, at its own expense, to make all additional audits and examinations of any records of the other party as it deems proper, reasonable, and necessary to determine or verify the conditions of the other and warranties and representations herein made.

     5.03 DUE DILIGENCE PERIOD: CSI shall have a period of up to 15 days from the date of this Agreement to perform such additional examination of TSC as it deems necessary to determine whether that entity is in compliance with the representations herein made and (b) to obtain the necessary shareholder approvals which it deems appropriate or necessary. Should it determine, at any time within that period, that it does not choose to go forward with this agreement, then it may notify TSC in writing of its decision to cancel this agreement, in which event this agreement shall be null and void and neither party shall have any further liability or obligation to the other, except for the provisions of Section 5.04 hereof.

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     5.04 CONFIDENTIALITY: Each party to this agreement, together with their respective attorneys, accountants, consultants and representatives throughout the negotiations, investigations, execution and closing of this Agreement, and continuing indefinitely into the future, shall treat as confidential and will disclose to no one other than those persons who are a party to this Agreement all information received about the other party to this Agreement, and have not and will not use or knowingly permit others to use such information in a manner detrimental to the other, provided, however, that the foregoing shall not apply to information from the time that such information becomes a matter of public knowledge to is printed in any publication for public distribution or information which is provided to the Securities and Exchange Commission or to the public as required by law as it relates to a publicly registered or traded entity.

     5.05 CONDUCT OF BUSINESS: Except as specifically contemplated or permitted in the Agreement, from and after the executions and delivery of this Agreement and until the closing date or the termination of this Agreement, whichever shall first occur, neither party will engage in any activities or transactions which shall be outside the ordinary course of its business without prior written consent of the other, which consent shall not be unreasonably withheld.

     5.06 AFFIRMATIVE ACTIONS OF EACH PARTY: Pending closing of this Agreement, each party will take all actions reasonable and necessary to render accurate as of the closing date the respective representations and warranties of each contained herein, and each shall refrain from any action which would render inaccurate as of the closing date any such representations and warranties.

     5.07 FAILURE OF EITHER PARTY TO COMPLY: Should either party determine that the other party has failed to comply with any of the terms of this Agreement, that party shall give notice to the other party in writing of that failure. The responsible party shall then take immediate steps to rectify that defect prior to closing of this Agreement, provided, however that party shall be provided sufficient time (but not more than 10 days for the date of the notice) to do so. If such party fails to comply within that time, the other party shall have the election to either declare this agreement to be null and void or, in the alternative, to bring an action to force such compliance or for damages. Should either party proceed to close this Agreement without a specific written acknowledgment of obligation to complete any remedial actions, all requirements of the opposite party not then fulfilled shall be considered as waived.

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                                   ARTICLE VI

                              CHANGE OF MANAGEMENT

     6.01 RESIGNATION OF CURRENT MANAGEMENT: At closing, all present officers and directors of TSC shall submit to TSC their resignation, effective upon such closing.

     6.02 ELECTION OF NEW DIRECTORS: Prior to such resignation, the present board of directors of TSC shall have elected Gilbert A. Hegemier as successor director.


                                   ARTICLE VII

                                 CLOSING OF PLAN

     7.01 DATE OF CLOSING: The parties hereto agree that this Agreement shall be closed at the earliest convenient date mutually agreeable to the parties, but unless some other time is mutually agreed, this closing date shall occur at 10:00 AM local time on July 7, 2000.

     7.02 PLACE OF CLOSING: Unless otherwise mutually agreed, this Agreement shall be closed at the Board Room at 3655 Nobel Drive, Suite 440, San Diego, CA 92122.

     7.03 ACTIONS BY TSC AT CLOSING: At closing, TSC shall cause to be delivered to CSI the following:

     A. TSC share certificates for 100% of the issued and outstanding shares of the TSC stock as set forth in Sec. 1.02 hereof certificates shall be duly endorsed by the respective persons in whose name each such certificate is issued.

     B. Letters of representation by each of the TSC Shareholders who is to receive CSI stock under Section 1.02 hereof which letters shall contain those acknowledgments and representations required under 2.03.

     C. A certificate of a resolution duly electing those members to the board of TSC as required under Section 6.02.

     D. The written resignations of each of the present officers and directors of TSC, as required under Section 6.01 above.

     E. All of the books, records, and other documents and other assets of TSC.

     7.04 ACTIONS OF CSI AT CLOSING: At closing, CSI shall cause to be delivered to TSC the following:

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     A.   Duly executed stock certificates for a total of 953,371 shares of CSI common stock in such amounts and such names as set forth in the attachment to this Agreement.


                                  ARTICLE VII

                             TAX FREE REORGANIZATION

     8.01 INTENT OF AGREEMENT: Both parties hereto stipulate and acknowledge that it is their mutual intent that this transaction for the exchange of stock between the parties be a tax free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1954.

     8.02 RESTATEMENT: Should either party, prior to closing hereof, receive a reliable opinion of a qualified tax counsel that, for any reason, that this Agreement or the manner of closing contemplated herein will not result in a tax free exchange as intended, then this Agreement will be renegotiated between the parties to effect such tax result.


                                   ARTICLE IX

                                     GENERAL

     9.01 COOPERATION: In addition to the actions and documents specifically discussed herein, each party agrees to execute, acknowledgment and deliver any and all documents and do any and all other acts necessary, expedient, reasonable and appropriate requested by the other party to more fully carry out the full intents and purposes of this Agreement.

     9.02 HEADINGS: The headings of the several sections of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

     9.03 AMENDMENTS AND MODIFICATIONS: This Agreement may be modified, amended, or canceled only by a document signed by each of the parties to this Agreement.

     9.04 BINDING EFFECT: The various terms and provisions hereof shall inure to the benefit of, and the same shall be binding upon, the successors and assign of the respective parties.

     9.05 GOVERNING LAW: This Agreement and its enforcement shall be governed according to the Laws of the State of California.

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WITNESS the execution hereof on the 23rd day of June, 2000.


                                       COMPOSITE SOLUTIONS, INC.
                                       a Florida Corporation



                                       By  /s/ MARK OLSON
                                          --------------------------------------
                                          Mark Olson, Director


                                       By /s/ DONALD NICHOLSON
                                          --------------------------------------
                                          Donald Nicholson, Director



SHAREHOLDERS OF TRANS-SCIENCE CORP.


By: /s/ GILBERT A. HEGEMIER                      1217 Shares Held
----------------------------------------
 Gilbert A. Hegemier, Shareholder of TSC



By: /s/ SANTOSH ARYA                             960 Shares Held
----------------------------------------
 Santosh Arya, Shareholder of TSC



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